August 29, 2011

Davidson Multi-Cap Equity Fund

A series of Advisors Series Trust

Class A and Class C

Supplement to the Summary Prospectus, Prospectus and Statement of
Additional Information (“SAI”) dated October 28, 2010

Effective October 3, 2011, William B. Whitlow, Jr., CFA will retire from his position with the Davidson Investment Advisors’ portfolio management team.  Accordingly, effective October 3, 2011, all references in the Prospectuses and SAI to Mr. Whitlow are deleted.

Brian P. Clancy, CFA will continue the role of Portfolio Manager of the Fund and Paul G. Condrat, CFA will assume the role of Co-Portfolio Manager of the Fund.

•	Accordingly, the “Management” sections of the Summary Prospectus and summary section of the Statutory Prospectus are hereby deleted, effective October 3, 2011, and replaced with the following:

Management
Investment Advisor. Davidson Investment Advisors, Inc. is the Fund’s investment advisor.

Portfolio Managers. The Advisor uses a team approach for portfolio management.  Of the eight investment team members, Brian P. Clancy, CFA, Vice President and Portfolio Manager and Paul G. Condrat, CFA, Associate Vice President and Portfolio Manager, are principally responsible for the management of the Fund’s portfolio and serve as co-portfolio managers of the Fund.  Mr. Clancy has been responsible for the Fund’s portfolio management since its inception in August 2008.  Mr. Condrat has been serving as a Senior Research Analyst and has been on the firm’s investment team for the past seven years.  Mr. Condrat has been involved in the Fund’s portfolio management since June 2011.

•	Additionally, the “Portfolio Managers” sub-section on pages 8 and 9 of the Statutory Prospectus is hereby deleted, effective October 3, 2011, and replaced with the following:

Portfolio Managers
The Advisor’s firm uses a team approach for portfolio management.  Of the eight investment team members, Brian P. Clancy, CFA and Paul G. Condrat, CFA are principally responsible for the management of the Fund’s portfolio and serve as co-portfolio managers of the Fund.

Brian P. Clancy, CFA is a Vice President, Portfolio Manager and research analyst of the Advisor.  Mr. Clancy joined the Advisor in October 2004.  Prior to his affiliation with the Advisor, Mr. Clancy worked at SAFECO Asset Management since 1996.  During that time, Mr. Clancy worked as co-manager of the Multi-Cap Core Fund, as well as served as a portfolio manager for the SAFECO Trust Co.  He earned an MBA from the University of Washington and is a graduate of the United States Naval Academy, where he received a B.S. in Mathematics.  Mr. Clancy is a CFA charterholder and a member of the CFA Society of Seattle.

Paul G. Condrat, CFA is an Associate Vice President and Portfolio Manager of the Advisor.  Mr. Condrat joined the Advisor in 2004.  Prior to his affiliation with the Advisor, Mr. Condrat interned at Bainbridge Capital as a business analyst.  He earned a BBA in finance and marketing from Gonzaga University.  Mr. Condrat is a CFA charterholder and a member of the CFA Society of Seattle and CFA UK.

•	Additionally, the “Portfolio Managers” section on pages 24 through 26 of the SAI is hereby deleted, effective October 3, 2011, and replaced with the following:

PORTFOLIO MANAGERS

The Fund is managed by Messrs. Brian P. Clancy, CFA and Paul G. Condrat, CFA who serve as co-portfolio managers of the Fund.

The following provides information regarding other accounts managed by Mr. Clancy as of June 30, 2011:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$6.1	0	$0
Other Accounts	485	$236.1	0	$0

The following provides information regarding other accounts managed by Mr. Condrat as of June 30, 2011:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$6.1	0	$0
Other Accounts	485	$236.1	0	$0

Compensation.  The portfolio managers’ compensation consists of a fixed salary, which is not based on Fund performance.  However, they do receive an annual performance bonus – 50% of which is based on the three-year trailing relative performance (against the benchmark) of the Fund strategy, 25% is based on the one-year trailing relative performance (against the benchmark) of the Fund strategy, and 25% is based on the one-year trailing performance of the Advisor’s other investment strategies (relative to their respective benchmarks).  In addition, portfolio managers participate in a retention bonus plan based on the overall revenues of the firm whereby portfolio managers are eligible to receive restricted stock in Davidson Companies on a five year cliff vesting schedule.  The Advisor’s parent company may make a profit sharing contribution to the portfolio managers’ 401(k) plans.  That contribution is based on the profit performance of the parent company as a whole of which the Advisor is a part.  In addition, the portfolio managers may receive incentive stock options and a profit sharing contribution to the parent company’s Employee Stock Ownership Program.

Material Conflicts of Interest.  Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise.  The Advisor’s policy prohibits any allocation of trades in a manner that the Advisor’s proprietary accounts, affiliated account, or any particular client(s) or group of clients receive more favorable treatment than other client accounts, including the Fund.  The Advisor employs the block allocation function of the MOXY portfolio software, and shares are distributed in a random manner.

As of June 30, 2011, the portfolio managers owned the following securities in the Fund:
Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Brian P. Clancy, CFA	None
Paul G. Condrat, CFA	None

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.